EXHIBIT 10.2
EXECUTION COPY
STOCK CONTRIBUTION AND EXCHANGE AGREEMENT
     THIS STOCK CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is made as of August 7, 2006, by and between Cinemark Holdings, Inc., a Delaware corporation (the “Company”), Cinemark, Inc., a Delaware corporation (“Cinemark”), Syufy Enterprises, LP, a California limited partnership (“Contributor”) and Century Theatres Holdings, LLC, a California limited liability company, a wholly owned Subsidiary of Contributor (“CTH”). Capitalized terms used but not otherwise defined herein or in the Stockholders Agreement (as defined below) shall have the meanings set forth in Section 9 hereof.
     WHEREAS, the Company, Contributor and CTH are each a party to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 7, 2006, by and among the Company, Contributor, CTH, Cinemark USA, Inc., a Delaware corporation (“Cinemark USA”), and Century Theatres, Inc., a California corporation (“Century”), pursuant to which the Company and Cinemark USA are acquiring all of the outstanding stock of Century other than the Rollover Shares;
     WHEREAS, as of the date of this Agreement, CTH owns all of the issued and outstanding shares of capital stock of Century (the “Century Shares”), and Contributor owns all of the outstanding limited liability company interests of CTH;
     WHEREAS, prior to the Closing, CTH will distribute all of the Century Shares to Contributor and will then will be dissolved pursuant to the Beverly-Killea Limited Liability Company Act, as amended, immediately after which Contributor will own all of the Century Shares;
     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, pursuant to this Agreement, Contributor will contribute 1,723,891 Century Shares (the “Rollover Shares”) in exchange for 3,388,466 shares of Class A Common Stock of the Company (“Company Shares”), and, pursuant to the Cinemark Contribution Agreement, the stockholders of Cinemark will contribute all of their shares of capital stock of Cinemark to the Company in exchange for shares of Class A Common Stock, par value $.001 per share of the Company (the “Class A Common Stock”); and
     WHEREAS, the parties hereto desire that the Contribution Transaction (as defined below) qualify as a transaction under Section 351 of the Internal Revenue Code.
     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:
     Section 1. Issuance of Company Shares. Immediately prior to the consummation of the Closing, the Company shall authorize the issuance to Contributor of 3,388,466 shares of the Company’s Class A Common Stock, in exchange for all of Contributor’s right, title and interest in the Rollover Shares.
     Section 2. Subscription. Contributor hereby irrevocably subscribes for the Company Shares upon the consummation of the Closing and accepts the Company Shares on the terms and conditions set forth herein and in the Stockholders Agreement, dated as of the date hereof, by and among the Company and the other persons listed therein (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Stockholders Agreement”). Contributor agrees, as a condition to the effectiveness of this Agreement and the issuance of the Company Shares hereunder, to deliver counterpart signature pages to, and to be bound by the terms of, the

Stockholders Agreement. By execution hereof, Contributor acknowledges that the Company is relying upon the accuracy and completeness of the representations of Contributor contained herein in complying with its obligations under applicable securities laws.
     Section 3. Contribution Transaction. Upon the consummation of the Closing, subject to the terms and conditions set forth herein, Contributor shall contribute to the Company all of such Contributor’s right, title and interest in the Rollover Shares and the Company shall issue the Company Shares to Contributor in exchange (the “Contribution Transaction”). The Contribution Transaction is intended to qualify as a transaction under Section 351 of the Internal Revenue Code. Contributor shall deliver to the Company the certificate or certificates representing the Rollover Shares held by Contributor, duly endorsed or accompanied by duly executed assignment documents. The Company shall issue the certificates representing the Company Shares in the name of Contributor.
     Section 4. Conditions to Closing of Contribution Transaction.
     (a) Conditions to Obligations of Each Party. The respective obligations of each party to consummate the closing of the Contribution Transaction is conditioned upon the occurrence of the Closing under the Purchase Agreement, and the Contribution Transaction shall occur simultaneously with the Closing under the Purchase Agreement.
     (b) Conditions to Obligations of Contributor. Contributor’s obligation to consummate the Contribution Transaction is conditioned upon the representations and warranties of Cinemark and the Company set forth in Section 7 that are qualified by materiality or Company Material Adverse Effect being true and correct in all respects and the representations and warranties of Cinemark and the Company set forth in Section 7 that are not qualified by materiality or Company Material Adverse Effect being true and correct in all material respects, in each case as of the date hereof (except for those representations and warranties made only as of a certain date, which shall remain true and correct in all material respects as of such date) and as of the Closing as if the Closing Date were substituted for the date of this Agreement throughout such representations and warranties assuming that the transactions under this Agreement and the Purchase Agreement have not been consummated, and the Company and Cinemark shall deliver a certificate to Contributor to such effect at the Closing.
     (c) Conditions to Obligations of the Company. The Company’s obligation to consummate the Contribution Transaction is conditioned upon the representations and warranties of the Contributor set forth in Section 8 being true and correct in all material respects, in each case as of the date hereof and as of the Closing as if the Closing Date (except for those representations and warranties made only as of a certain date, which shall remain true and correct in all material respects as of such date) were substituted for the date of this Agreement throughout such representations and warranties assuming that the transactions under this Agreement and the Purchase Agreement have not been consummated and Contributor shall deliver a certificate to the Company to such effect at the Closing.
     Section 5. Restrictions on Transfers. The Company Shares (and any securities issued with respect to the Company Shares by way of a split, dividend, recapitalization, merger, consolidation, liquidation or other reorganization) shall be subject to the restrictions on transfer set forth in the Stockholders Agreement.
     Section 6. Pledge of Shares. Contributor’s indemnification obligations under Article IX of the Purchase Agreement shall be secured by a pledge to the Company of 1,694,233 of the Company Shares held by Contributor; and in connection therewith, Contributor shall enter into a pledge agreement in the form of Exhibit A attached hereto at the closing of the Contribution Transaction. The Company shall hold each certificate representing the pledged Company Shares owned by Contributor until such time as such shares represented by such certificates are released from the pledge to the Company. The pledge of the Company Shares shall in no manner limit or restrict the Company’s right to seek indemnification from Contributor directly, in addition to or in lieu of exercising its rights in connection with the pledge of Company Shares.
     Section 7. Representations and Warranties of Cinemark and the Company. As a material inducement to Contributor to enter into this Agreement and acquire the Company Shares, Cinemark and the Company hereby represent and warrant to Contributor that:
     (a) Organization, Good Standing and Qualification. Each of the Company, Cinemark and the Company’s Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite legal capacity, power and authority, including all corporate power and authority, to own, operate and lease its properties and assets, to carry on its business as now conducted and, with respect to the Company and Cinemark, to enter into and perform its obligations under this Agreement and to consummate the Contribution Transaction. Each of the Company, Cinemark and Cinemark’s Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the ownership or use of the properties owned by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to so qualify has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Company and Cinemark has delivered to Contributor complete and correct copies of its respective Governing Documents of the Company and Cinemark (as amended to date). Neither the Company nor Cinemark or any of its Subsidiaries is in default under or in violation of its Governing Documents.
     (b) Authorization; Enforceability. This Agreement and the consummation of the Contribution Transaction have been duly authorized by all requisite corporate action by the Company and Cinemark, and each of the Company and Cinemark has full corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. Except as set forth on Schedule 7(b), no approval of the Company’s or Cinemark’s stockholders is required in connection with the performance by the Company or Cinemark of its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company and Cinemark, and assuming due authorization, execution and delivery by Contributor of this Agreement, this Agreement constitutes the valid and legally binding obligation of the Company and Cinemark, enforceable against the Company and Cinemark in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
     (c) Non-Contravention. The execution, delivery and performance by the Company and Cinemark of this Agreement and the consummation of the Contribution Transaction will not: (a) violate, conflict with or result in the breach of any provision of the Governing Documents of the Company, Cinemark or any of Cinemark’s Subsidiaries; (b) assuming all Governmental Authorizations required under the HSR Act have been obtained, made or expired, conflict with or violate any Law, Governmental Order or Governmental Authorization applicable to the Company, Cinemark or any of Cinemark’s Subsidiaries or any of their respective assets or properties; or (c), except as set forth on Schedule 7(c), violate, conflict with, result in a breach of any provision of, constitute a default under, result in the termination, or in a right of termination or cancellation, of, accelerate the performance required by, result in the triggering of any payment or other material obligations pursuant to, result in the creation of any Lien on any of the properties of the Company, Cinemark or Cinemark’s Subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of, any material Contract to which the Company, Cinemark or Cinemark’s

Subsidiaries is a party, or by which the Company, Cinemark or Cinemark’s Subsidiaries, or any of their respective properties, is bound or affected.
     (d) Capitalization and Voting Rights. As of the Closing (after giving effect to the Contribution Transaction), the entire authorized capital of the Company will consist of (i) 40,000,000 shares of the Class A Common Stock, of which 31,284,782 shares are issued and outstanding (not including the Company Shares) and (ii) 5,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”), none of which will be issued and outstanding. As of the Closing, all of the issued and outstanding shares of Class A Common Stock will be beneficially owned and held of record as set forth on Schedule 7(d) attached hereto, free and clear of all Liens, restrictions on voting rights, purchase options, calls, preemptive rights or similar third party rights on sale or restrictions on transfer (other than restrictions imposed by applicable securities Laws). As of the Closing, the issued and outstanding shares of Class A Common Stock will be duly authorized and validly issued, fully paid and nonassessable, issued in accordance with the registration or qualification provisions of the Securities Act and any relevant Laws, or pursuant to valid exemptions therefrom, and are not, and were not at the date of issuance, subject to preemptive rights created by Law, Governing Documents or any Contract. Except as set forth on Schedule 7(d), as of the Closing, there will not be outstanding any options, warrants, rights (including conversion, subscription, purchase, exchange or preemptive rights) or agreements or commitments for the purchase or acquisition from or issuance by the Company of any shares of its capital stock or any securities or obligations convertible or exchangeable into or exercisable for any securities of the Company, and no securities, Contracts or instruments evidencing such rights are authorized, issued or outstanding. Except as set forth on Schedule 7(d), as of the Closing, the Company is not and, to the Knowledge of the Company, no stockholder of the Company is, a party or subject to any Contract, proxy or understanding, and there will be no Contract, proxy or understanding which affects or relates to the voting or giving of written consents with respect to any security of the Company. Except for the Registration Agreement, as of the Closing, the Company will not be under any contractual or other obligation to register any of its presently outstanding securities. Except as set forth on Schedule 7(d), as of the Closing, there will be no rights of first refusal, co-sale rights or registration rights (including with respect to sales and resales thereof) granted by the Company with respect to its capital stock. Except as set forth on Schedule 7(d), as of the Closing, there will be no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company.
     (e) Subsidiaries. Neither the Company nor Cinemark presently owns or controls, directly or indirectly, any interest in any other corporation, joint venture, limited liability company, partnership, association, or other business entity except for Cinemark’s Subsidiaries set forth on Schedule 7(e), which sets forth each such Subsidiary, together with its respective jurisdiction of organization, the authorized, issued and outstanding stock or equity interests of each Subsidiary, the name of, and amounts held by, each holder thereof. All of the issued and outstanding shares of stock or equity interests of each Subsidiary are duly authorized and validly issued, fully paid and nonassessable and are owned by Cinemark or another Subsidiary. Except as set forth on Schedule 7(e), neither the Company nor Cinemark or any of Cinemark’s Subsidiaries owns or holds the right to acquire any shares of stock or any other interest in any other Person or has any agreement or commitment to purchase such shares or interest. Except as set forth on Schedule 7(e), there are no outstanding options, warrants, rights (including conversion, subscription, purchase, exchange or preemptive rights) or agreements or commitments for the purchase or acquisition from any Subsidiary of any shares of its capital stock or equity interests or any securities or obligations convertible or exchangeable into or exercisable for any securities of any Subsidiary (now, in the future or upon the occurrence of any contingency), and no securities, Contracts or instruments evidencing such rights are authorized, issued or outstanding. No Subsidiary is a party or subject to any Contract, proxy or understanding which affects or relates to the voting or giving of written consents with respect to any security of such Subsidiary. Except as set forth on Schedule 7(e), there are no rights of first refusal, co-sale rights or registration rights (including with respect to sales and resales thereof) granted by any of Cinemark’s Subsidiaries with respect to its capital stock or equity interests. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to any of the Cinemark’s Subsidiaries.
     (f) Litigation. Except as disclosed on Schedule 7(f), there are no Actions pending or, to the Knowledge of the Company, threatened, against the Company that could reasonably be expected to involve payments or result in damages to the Company in excess of $100,000 and (x) that are not fully insured or (y) for which the Company has not established reserves against its full liability under its self insured retention program. To the Knowledge of the Company, there are no material Actions pending or threatened against any Subsidiary. The Company is not subject to any outstanding Governmental Order, other than the consent decree entered into in 2004 between Cinemark USA, Inc. and the Department of Justice relating to wheelchair locations under the Americans with Disabilities Act.
     (g) Financial Statements. Cinemark has made available to Contributor true and complete copies of (a) its consolidated audited balance sheets, statements of income, statements of shareholders’ equity and statements of cash flows at and for the fiscal years ended December 31, 2004 and December 31, 2005; and (b) an unaudited consolidated balance sheet of the Company and its Subsidiaries as at June 30, 2006 (the “Interim Balance Sheet”) and the related statement of income, at and for the period then ended (collectively, the “Financial Statements”). The Financial Statements (i) fairly present, in all material respects, as applicable, the financial condition and results of operations of Cinemark and its Subsidiaries on a consolidated basis as of the dates, and for the periods, indicated therein, (ii) have been prepared consistent with the books and records of Cinemark and its Subsidiaries and consistent with Cinemark’s accounting policies and procedures, each in a manner consistent with prior financial statements of Cinemark (except for adoption of accounting pronouncements and other changes in accounting policy, each as disclosed in the SEC Reports), and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto, except that (A) the Interim Balance Sheet and related statement of income do not contain all footnotes required by GAAP and (B) the Interim Balance Sheet and related statement of income are subject to normal year-end adjustments none of which individually or in the aggregate are material.
     (h) No Material Adverse Effect. Since December 31, 2005, (i) Cinemark’s Business has been conducted in all material respects in the ordinary course consistent with past practice and (ii) there has been no Material Adverse Effect.
     (i) Reports with the Securities and Exchange Commission. Cinemark has made available to Contributor complete and accurate copies of its annual report on Form 10-K for its three most recent fiscal years, all other reports or documents required to be filed by Cinemark pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the filing of the most recent annual report on Form 10-K and its most recent annual report to its stockholders (collectively, the “SEC Reports”). Cinemark has made all filings with the Securities and Exchange Commission which it is required to make, and Cinemark has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the reports described in this paragraph. As of their respective dates, the SEC Reports (A) were prepared in all material respects in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the published rules and regulations of the SEC thereunder applicable thereto, and (B) did not at the time such SEC Reports were filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (j) No Undisclosed Liabilities. As of the date hereof, Cinemark and its Subsidiaries have no material liabilities of a nature required by GAAP to be reflected on a consolidated balance sheet or in the notes thereto, other than (a) as disclosed, reflected or reserved against in the Financial Statements and (b) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of the Interim Balance Sheet, in each case which have not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     (k) Conduct of Business; Liabilities. Prior to the Closing, the Company has not conducted any business, incurred any expenses, obligations or liabilities or entered into any contracts or agreements, except for this Agreement and the other agreements referred to herein, and has not violated any Laws or Governmental Orders.
     (l) Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SCHEDULES AND EXHIBITS HERETO AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, THE COMPANY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE CLASS A COMMON STOCK, THE COMPANY, CINEMARK, CINEMARK’S SUBSIDIARIES OR ANY OTHER MATTER, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO WORKMANSHIP, PROFITABILITY, FUTURE PERFORMANCE, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY PROJECTION, FORECAST OR OTHER FORWARD-LOOKING INFORMATION AND ANY INFORMATION CONTAINED IN ANY INFORMATION MEMORANDUM. ALL OF SUCH ADDITIONAL REPRESENTATIONS AND WARRANTIES ARE HEREBY DISCLAIMED, AND THE COMPANY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY RELATING TO OR RESULTING FROM THE USE OF ANY INFORMATION, DOCUMENTS OR MATERIAL DESCRIBED IN THE PREVIOUS SENTENCE, INCLUDING ANY MARKET ANALYSIS AND FINANCIAL PROJECTIONS THAT MAY BE CONTAINED THEREIN, OR FOR ANY ERRORS THEREIN OR OMISSIONS THEREFROM, EXCEPT FOR FRAUD.
     Section 8. Contributor’s Representations and Warranties. For the purposes of this Section 8, Company Shares include any securities issued with respect to the Company Shares issued hereunder by way of a split, dividend, recapitalization, merger, consolidation, liquidation or other reorganization.
     (a) Contributor’s Investment Representations. Contributor hereby represents that it is acquiring the Company Shares to be acquired by it hereunder for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. Contributor acknowledges that the Company Shares have not been registered under the Securities Act or applicable state securities laws and that the Company Shares will be issued to Contributor in reliance on exemptions from the registration requirements of the Securities Act and applicable state statutes and in reliance on Contributor’s representations and agreements contained herein.
     (b) Other Representations and Warranties of Contributor. Contributor hereby further represents and warrants to the Company that:
          (i) Contributor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Company Shares to be acquired by it hereunder and has had full access to such other information concerning the Company (including access to the Stockholders

Agreement) as Contributor may have requested in making its decision to invest in the Company Shares being issued hereunder;
          (ii) Contributor is an “accredited investor” as defined in Rule 501(a) under the Securities Act and has, by reason of its business and financial experience and the business and financial experience of those retained by it, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of holding the Company Shares such that Contributor is sophisticated as contemplated by Rule 506(b)(2)(ii) under the Securities Act;
          (iii) Contributor is able to bear the economic risk and lack of liquidity of an investment in the Company and is able to bear the risk of loss of its entire investment in the Company, and Contributor fully understands and agrees that it may have to bear the economic risk of owning the Company Shares for an indefinite period of time because, among other reasons, the Company Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of certain states or unless an exemption from such registration is available;
          (iv) Contributor acknowledges that the Company Shares are subject to the restrictions contained in the Stockholders Agreement, and Contributor has received and reviewed a copy of the Stockholders Agreement;
          (v) Contributor will not sell or otherwise transfer the Company Shares without registration under the Securities Act (and any applicable state securities laws) or an exemption therefrom, and provided there exists such a registration or exemption, any transfer of Company Shares by Contributor or subsequent holders of the Company Shares will be in compliance with the provisions of the Stockholders Agreement;
          (vi) If Contributor is acquiring the Company Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein (and in any other written statement or document delivered to the Company in connection herewith) shall be deemed to have been made on behalf of the person or persons for whom such Company Shares are being acquired;
          (vii) Contributor acknowledges that any certificate representing interests issued hereunder shall include the legend(s) set forth in the Stockholders Agreement;
          (viii) Contributor has all requisite capacity and authority and all material authorizations necessary to carry out the transactions contemplated by this Agreement; and the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which Contributor is a party and the acquisition of the Company Shares hereunder have been duly authorized by Contributor;
          (ix) Contributor is not relying on the Company with respect to the economic considerations of Contributor relating to this investment. In regard to such considerations, Contributor has relied on the advice of, or has consulted with, only its own advisors and the determination of Contributor to acquire the Company Shares pursuant to this Agreement has been made by Contributor independent of any statements or opinions as to the advisability of such acquisition or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other stockholder of the Company or by any agent or employee of such stockholder and independent of the fact that any other Person has decided to become an stockholder of the Company;

          (x) Contributor is not subscribing for the Company Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, internet publication or similar media or broadcast over television, radio or the internet or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to Contributor in connection with investments in securities generally;
          (xi) Contributor is organized under the laws of California; and
          (xii) CTH LLC beneficially owns and holds of record, and following the CTH LLC Transactions and immediately prior to the Closing, Contributor will beneficially own and hold of record, the Rollover Shares, free and clear of any Liens, purchase options, calls or similar third party rights on sale or transfer (other than restrictions imposed by applicable securities Laws), preemptive right, limitations on voting rights or options, and Contributor will have the authority to dispose of such Rollover Shares pursuant to this Agreement. The contribution of the Rollover Shares by Contributor to Holdings as contemplated by this Agreement, shall transfer good title to the Rollover Shares, free and clear of all Liens, purchase options, calls, preemptive rights or similar third party rights.
     Section 9. Updates to Schedules. Upon obtaining knowledge thereof, the Company and Cinemark shall give prompt notice to Contributor of the occurrence or non-occurrence of any event after the date hereof, the occurrence or non-occurrence of which has caused any representation or warranty contained in this Agreement to be untrue or inaccurate such that the conditions to closing set forth in Section 4(b), shall not be met. Should any such occurrence or non-occurrence referenced herein require any change in the Schedules, the Company and Cinemark shall deliver to Contributor a supplement to the Schedules specifying such change; provided that the Company and Cinemark shall only be entitled to update, amend or modify the Schedules after the date of this Agreement until the Closing Date (the “Update Period”) to reflect factors, circumstances or events first arising or, in the case of representations given to the Company’s Knowledge, becoming known to the Company, during the Update Period. The information contained in such supplement will be deemed to become part of the Schedules and will be deemed to qualify and constitute an exception to the representations and warranties herein for purposes of Contributor’s right to indemnification hereunder and shall also modify the Schedules hereto for purposes of determining whether the conditions to closing have been satisfied unless Contributor delivers written notice of its objection to the Company and Cinemark within ten (10) days after the date the supplement is delivered. The delivery of any Schedule supplement pursuant to this Section 6.4 shall not be deemed an admission or an acknowledgement (i) that the disclosures contained in such supplement are material or would reasonably be expected to have a Material Adverse Effect or are outside of the ordinary course of business or inconsistent with past practice, or (ii) that there has occurred an actual or anticipatory breach of, or failure to comply with or satisfy, any representation, warranty, covenant, condition or agreement.
     Section 10. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:
     “Action” means any litigation, suit or binding arbitration by or before any Governmental Authority and any civil, criminal or administrative claim, demand, proceeding, binding arbitration, hearing or to the Company’s or Cinemark’s knowledge, investigation.
     “Affiliated Group” means an affiliated group as defined in the Internal Revenue Code §1504 (or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax law).
     “Agreement” has the meaning set forth in the preamble.

     “Cinemark’s Business” means the business conducted by Cinemark and its Subsidiaries, taken as a whole.
     “Closing” has the meaning set forth in the Purchase Agreement.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Company Shares” has the meaning set forth in Section 1.
     “Contract” means any contract, lease, license or other agreement, whether written or oral, that is or is intended to be legally binding and to which any of the Company, Cinemark or Cinemark’s Subsidiaries is a party or by which any of them is bound.
     “Contributor” has the meaning set forth in the preamble.
     “Contemplated Transactions” means the transactions contemplated by the Purchase Agreement and this Agreement, which includes the Contribution Transaction.
     “Cinemark Contribution Agreement” means that certain Contribution and Exchange Agreement, dated as of the date hereof, between Cinemark and the stockholders of Cinemark party thereto.
     “Governing Document” means any charter, articles, bylaws, certificate, operating agreement, regulations or similar document adopted, filed or registered in connection with the creation, formation, organization or governance of an entity.
     “Governmental Authority” means any United States federal, state or local, or any foreign governmental, regulatory, legislative, administrative, policing or taxing authority, agency or commission or any court, tribunal, or judicial or arbitral body of any of the foregoing.
     “Governmental Authorization” means any consent, license, permit, approval, or registration issued or granted by any Governmental Authority or pursuant to any Law; provided that, any consent that may be required by a Governmental Authority as a party to an agreement acting in such Governmental Authority’s proprietary capacity rather than its regulatory capacity shall be deemed not to be a Governmental Authorization.
     “Governmental Order” means any order, writ, judgment, injunction, decree, filing, notice, stipulation, determination or award of any kind or nature entered by or with any Governmental Authority.
     “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended and the regulations thereunder.
     “Knowledge” means the actual knowledge (with no inquiry) of the executive officers of the Company.
     “Law” means any binding Federal, state, local, municipal or foreign constitution, treaty, statute, law, ordinance, regulation, rule, code or order.

     “Lien” means any pledges, liens, mortgages, security interests, licenses, encumbrances, or any other restrictions or third party rights, including restrictions on use, and the right to transfer, receive income or exercise any other attribute of ownership.
     “Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that is, or is reasonably expected to be, materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of Cinemark and its Subsidiaries, taken as a whole. Notwithstanding the foregoing, none of the following changes, effects, events, occurrences, states of facts or developments shall be deemed (either alone or in combination) to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect or whether a Material Adverse Effect would reasonably be expected to occur: changes, effects, events, occurrences, states of facts or developments (a) relating to or resulting from economic conditions in general in the United States or the global economy or capital or financial markets generally, (b) relating to or resulting from changes in any Law, (c) relating to any change in the accounting requirements applicable to the Company or its Subsidiaries, (d) resulting from the execution of the Purchase Agreement, or the announcement of the Contemplated Transactions, including any loss of employees, (e) resulting from general increases in the costs of construction in any market or markets in which Cinemark or any of its Subsidiaries conduct business, (f) relating to or resulting from changes generally in the industry or markets in which Cinemark and its Subsidiaries operate unless such changes disproportionately affect Cinemark and its Subsidiaries relative to other companies in Cinemark’s and its Subsidiaries’ industry.
     “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Purchase Agreement” has the meaning set forth in the preamble.
     “Registration Agreement” means that certain Registration Agreement, dated as of the hereof, by and between the Company, Madison Dearborn Capital Partners IV, L.P. and the other parties party thereto.
     “Restricted Securities” means (i) the Company Shares issued hereunder and (ii) any securities issued or exchanged with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar rule or rules then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar rule or rules then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 12(a)(iv) have been delivered by the Company in accordance with Section 12(a)(iv). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 12(a)(iv).
     “Rollover Shares” has the meaning given to such term in the Purchase Agreement.
     “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, in each case, as amended from time to time.

     “Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.
     “Stockholders Agreement” has the meaning set forth in Section 2.
     “Subsidiary” means with respect to any Person, any other Person of which securities or other ownership interests having ordinary voting power to elect at least 50% of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.
     Section 11. Indemnification.
     (a) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby as follows:
          (i) the representations and warranties contained in Section 7(a) (Organization), Section 7(b) (Authorization), Section 7(d) (Capitalization), Section 7(e) (Subsidiaries) and Section 8 (Investment) shall not terminate until 60 days after the expiration of the applicable statute of limitations with respect to the liabilities in question (giving effect to any extensions or waivers thereof); and
          (ii) all other representations and warranties contained in this Agreement, any schedules or exhibits hereto or in any certificate delivered by the Company or Cinemark to Contributor, on the one hand, or by Contributor to the Company, on the other hand, in connection with this Agreement, shall terminate on the first anniversary of the closing of the Contribution Transaction (the “Closing”).
     (b) Indemnification.
          (i) Subject to Section 11(c), after the Closing, Contributor, its affiliates and its Subsidiaries and each of their respective officers, directors, employees, agents, representatives, affiliates, successors and permitted assigns shall be indemnified and held harmless by the Company for any and all liabilities, losses, damages, debts, obligations, claims, costs or expenses, interest, awards, judgments, orders, fines and penalties (including reasonable attorneys’ fees and expenses) actually suffered or incurred by them (hereinafter a “Loss”), to the extent such Losses arise out of or result from the breach of any representation or warranty made by the Company or Cinemark contained in this Agreement, any schedules or exhibits hereto or in any certificate delivered by the Company or Cinemark to Contributor hereunder.
          (ii) Subject to Section 11(c), after the Closing, the Company, its affiliates and its Subsidiaries and each of their respective officers, directors, employees, agents, representatives, affiliates, successors and permitted assigns shall be indemnified and held harmless by Contributor for any and all Losses arising out of or resulting from the breach of any representation or warranty made by Contributor contained in this Agreement (including the schedules and exhibits thereto and any certificates required to be delivered by Contributor hereunder).
          (iii) Any party seeking indemnification under this Section 11(b) (an “Indemnified Party”) shall promptly give the party from whom indemnification is being sought (an “Indemnifying Party”) notice of any matter which such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.
     (c) Limits on Indemnification.
          (i) No amount shall be payable by any Indemnifying Party pursuant to Section 11(b)(i) (other than with respect to the representations and warranties contained Section 7(a) (Organization), Section 7(b) (Authorization), Section 7(d) (Capitalization) and Section 7(e) (Subsidiaries) (collectively, the “Fully Indemnified Representations”)) unless (i) the amount of Loss related to any individual item exceeds $50,000 (provided that such items shall be aggregated for the purposes of determining whether the Deductible has been reached); and (ii) the aggregate amount of Losses indemnifiable by such Indemnifying Party under Section 11(b)(i) exceeds $750,000 (the “Deductible”), and then only to the extent of such excess.
          (ii) Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of aggregate indemnifiable Losses which may be recovered from the Company under Section 11(b)(i) (other than with respect to the Fully Indemnified Representations) shall be $7,500,000.
          (iii) Notwithstanding anything to the contrary contained herein, for purposes of determining whether there has been a breach of a representation or warranty and the amount of any Losses that are the subject matter of a claim for indemnification hereunder (other than Section 7(k), the Deductible amount shall be the materiality standard for all purposes hereunder and, therefore, each representation, warranty and other provision contained in this Agreement and each certificate delivered pursuant hereto shall be read without regard and without giving effect to any materiality or Material Adverse Effect standard or qualification contained in such representation or warranty (as if such standard or qualification were deleted from such representation and warranty).
          (iv) Notwithstanding anything to the contrary contained in this Agreement, no Indemnified Party shall be entitled to recover under any claim of indemnification pursuant to this Agreement to the extent such Indemnified Party has previously been indemnified for such claim under the Purchase Agreement.
     (d) Indemnification as Exclusive Remedy. Subject to the limitations set forth in this Section 11, (a) the indemnification provided in Section 11(b)(i) shall be Contributor’s exclusive remedy for any breach by the Company of any representation or warranty contained herein, and (b) the indemnification provided in Section 11(b)(ii) shall be the Company’s exclusive remedy available for any breach by Contributor of any representation or warranty contained herein, except in each case with regard to fraud.
     Section 12. Miscellaneous.
     (a) Transfer of Restricted Securities.
          (i) Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A under the Securities Act (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in Section 12(a)(ii) below, any other legally available means of transfer.
          (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in clause (a) or (b) of subsection (i) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company’s reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 12(a)(iv) below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 12(a)(ii) and Section 12(a)(iv).
          (iii) If any Restricted Securities become eligible for sale pursuant to Rule 144(k) under the Securities Act (or any similar rule or rules then in force), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 12(a)(iv) from the certificates representing such Restricted Securities.
          (iv) Each certificate representing Restricted Securities shall be imprinted with a legend in substantially the following form:
“The securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities or blue sky laws and may not be transferred in the absence of registration thereunder or an exemption therefrom.”
     (b) Irrevocability: Binding Effect on Successors and Assigns. Contributor hereby acknowledges and agrees that, except as provided under applicable federal and state securities laws, the subscription hereunder is irrevocable, that Contributor is not entitled to cancel, terminate or revoke this Agreement or any agreements of Contributor hereunder, and that this Agreement any and such other agreements shall survive the death or disability of Contributor and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Contributor is more than one person, the obligations of Contributor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successors, legal representatives, and assigns.
     (c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (d) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.
     (e) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (f) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.
     (g) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the law of the State of Delaware, without giving effect to any choice of law or conflict of law provisions or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied.
     (h) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR LEGAL PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, AND ANY LAWSUIT OR LEGAL PROCEEDING RELATING TO OR ARISING IN ANY WAY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.
     (i) Notices. Any notice provided for in this Agreement must be in writing and must be personally delivered, sent by telecopy with original to follow by overnight courier service, by first class mail (postage prepaid and return receipt requested) or reputable overnight courier service (charges prepaid) to the recipient at the addresses indicated below:

Notices to the Company or Cinemark:

Cinemark Holdings, Inc.
Cinemark, Inc.
3900 Dallas Parkway, Suite 500
Plano, TX 75093
Facsimile: (972) 665-1004
Attention: Michael Cavalier

with copies to (which shall not constitute notice):

Madison Dearborn Capital Partners IV, L.P.
Three First National Plaza, Suite 3800
70 West Madison Street
Chicago, IL 60602
Facsimile: (312) 895-1001
Attention: Benjamin D. Chereskin

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Facsimile: (312) 861-2200
Attention: Edward T. Swan, P.C.
Michael D. Paley

Notices to Contributor:

Syufy Enterprises, LP
150 Pelican Way
San Rafael, CA 94901
Attention: Chief Financial Officer

with copies to (which shall not constitute notice):

Morrison & Foerster
425 Market Street
San Francisco, CA 64105
Facsimile: (415) 268-7522
Attention: John W. Campbell
or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or, if sent by telecopy the day of receipt, or if mailed, three days after deposit in the U.S. mail (return receipt requested) and one day after deposit with a reputable overnight courier service.
     (j) Tax Treatment. The parties agree that Contributor’s transfer of the Rollover Shares to the Company in exchange for the Company Shares together with the Cinemark shareholders’ contribution of their Cinemark shares to the Company in exchange for the Class A Common Stock is intended to qualify under Section 351(a) of the Code, and the parties hereto agree to report such transaction consistent with such qualification. In such case, the parties agree that they will take all reasonable measures to defend the position that such transaction qualifies under Section 351(a) of the Code in any audit, examination, litigation or other proceeding relating to taxes.
     (k) THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE SALE OF SUCH SECURITIES AND THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
     (l) Closing. This Agreement will take effect as a binding agreement between Contributor and the Company as of the date hereof on the terms and conditions set forth herein, and Contributor acknowledges and agrees that this Agreement creates a binding commitment to consummate the transactions set forth in Sections 2 and 3 above, and that the Company has entered into the Purchase Agreement in reliance of such binding commitment. Notwithstanding the foregoing, the provisions of this Agreement shall terminate and be of no further force and effect in the event that the transactions contemplated in the Purchase Agreement are not consummated.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Contribution and Exchange Agreement on the date first written above.

CINEMARK HOLDINGS, INC.
By:
Name:
Its:

CINEMARK, INC.
By:
Name:
Its:

SYUFY ENTERPRISES, LP
By:
Name:
Its:

NUMBER OF SHARES OF CLASS A COMMON STOCK OF THE COMPANY
Number of Company Shares: 3,388,466
Number of Rollover Shares: 1,723,891